------------------------------------------------------------------------------
------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) February 15, 1999


                            CASE RECEIVABLES II INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       33-99298                                        76-0439709
------------------------------       ------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


475 Half Day Road, Lincolnshire, Illinois                          60069
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (847) 955-0228
------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Item 5.       Other Events.

         The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.       Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
  No.         Document Description
-------       --------------------
20.1          Monthly Servicer Report dated February 15, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CASE RECEIVABLES II INC.
                                                  (Registrant)


Dated: February 26, 1999               By:             /s/ Peter Hong
                                              ----------------------------------
                                                        Peter Hong
                                                        Treasurer

                                INDEX TO EXHIBITS


Exhibit           Sequential
  No.             Document Description
------------------------------------------------------------------------------
 20.1             Monthly Servicer Report dated February 15, 1999.